EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 10.31.07

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Note 2 Below
JACKUPS (43)
1	GSF Adriatic I	300’	MLT 116-C	Angola		Contracted	early Apr 07	early Apr 09	high $180s
2	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late May 07	late May 09	high $180s	(7-day inspection mid Sep 07 at zero dayrate)
3	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid Oct 07	late Dec 07	mid $70s	(2-month contract from mid Oct 07 to late Dec 07 with ADTI. (see Note 3 below)); (14-days idle early Jul 07 at zero dayrate; worked mid July 07 to mid Aug 07 at $100; 60-days idle mid Aug 07 to mid Oct 07 at zero dayrate; 6-month upgrades early Jul 08 to late Dec 08 at zero dayrate)
4	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	late Mar 07	late Mar 09	high $180s
5	GSF Adriatic VI	300’	MLT 116-C	Ghana	Yes	Contracted	mid Aug 07	late Nov 07	low $180s	Followed by 1-month contract in mid $190s (Gabon); followed by 9-month contract at $210 (Nigeria); followed by 2 1/2-month commitment in high $210s
6	GSF Adriatic VIII	328’	MLT 116-C	Nigeria	Yes	Contracted	late Mar 07	late Mar 09	high $180s	(7-day inspection early Oct 07 at zero dayrate; 7-day repairs early Aug 08 at zero dayrate)
7	GSF Adriatic IX	350’	MLT 116-C	Gabon	Yes	Contracted	early Jul 07	early Jul 08	mid $150s	Followed by 1-year contract in high $180s; (10-days inspection early Nov 07 at zero dayrate; 5-day upgrades early Nov 08 at zero dayrate)
8	GSF Adriatic X	350’	MLT 116-C	Egypt	Yes	Contracted	early Nov 06	early Nov 08	low $160s	(1-day idle late Aug 07 at zero dayrate; 7-days maintenance late Feb 08 at zero dayrate; 7-days maintenance late Oct 08 at zero dayrate)
9	GSF Adriatic XI	300’	MLT 116-C	Vietnam	Yes	Contracted	early Jul 07	mid Jul 08	low $210s	(45-days upgrades mid Jul 08 to late Aug 08 at zero dayrate)
10	GSF Baltic	375’	MLT SUPER300	Nigeria	Yes	Contracted	mid May 07	early May 09	at $205	(1-day repairs early Oct 07 at zero dayrate; 7-day inspection early May 08 at zero dayrate)
11	GSF Britannia	200’	Bret Engineering	UK North Sea		Contracted	mid Feb 07	mid Feb 08	low $60s	Followed by 1-year option in low $60s
12	GSF Compact Driller	300’	MLT 116-C	Thailand	Yes	Contracted	late Oct 07	late Apr 09	mid $190s	(10-days inspection mid Mar 08 at zero dayrate; 5-day inspection early Apr 08)
13	GSF Constellation I	400’	F&G JU 2000	Trinidad		Contracted	late Aug 07	late Aug 09	high $210s
14	GSF Constellation II	400’	F&G JU 2000	Egypt	Yes	Contracted	late Mar 07	late Mar 10	low $190s	(2-days repairs late Aug 07 at zero dayrate; 13-days repairs mid Oct 07 at zero dayrate; 7-days maintenance early Feb 08 at zero dayrate; 15-days maintenance early Nov 08 at zero dayrate)
15	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	late Aug 05	late Apr 08	at $100	Followed by 3-month contract at $300; followed by 3 1/2-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s (2-day repair late Aug 07 at zero dayrate)
16	GSF Galaxy II	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	mid Jul 07	late Nov 07	at $320	Followed by 1-month contract at $300; (4 1/2 -month contract from mid Jul 07 to late Nov 07 and 1-month contract late Nov 07 to late Dec 07 both with ADT Int’l. (See Note 3 below)); (30-day survey early Mar 08 at zero dayrate)
17	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	early Oct 07	late Dec 07	at $109	Followed by 4 1/2-month contract in low $110s; followed by 25-month priced option in high $110s (44-day survey early Aug 08 at zero dayrate)
18	GSF Galveston Key	300’	MLT 116-C	Vietnam	Yes	Contracted	late Mar 06	late Mar 08	high $140s	Followed by 2-year commitment starting in high $170s and will increase $4,500 every 6 months; (17-day inspection early Sep 07 at zero dayrate; 7-days repairs early Jun 08 at zero dayrate)
19	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Oct 07	late Dec 07	mid $60s	(2-month contract from late Oct 07 to late Dec 07 with ADTI (see Note 3 below)); (123-day repair early Jul 08 to late Dec 08 at zero dayrate)
20	GSF High Island II	270’	MLT 82-SD-C	Arabian Gulf		Contracted	late Jul 07	late Jul 11	mid $160s	(27-days repairs Jul 07 at zero dayrate)
21	GSF High Island IV	270’	MLT 82-SD-C	Arabian Gulf		Contracted	mid May 07	mid May 11	mid $160s
22	GSF High Island V	270’	MLT 82-SD-C	Gabon	Yes	Contracted	late May 07	late Jun 08	mid $150s	(21-day upgrades early Jul 08 at zero dayrate)
23	GSF High Island VII	250’	MLT 82-SD-C	Cameroon	Yes	Contracted	mid Feb 07	mid Sep 08	low $160s	(7-days inspections early Jul 07 at zero dayrate; 30-days repairs mid Jan 08 to mid Feb 08 at zero dayrate)
24	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Oct 07	mid Jan 08	high $50s	(3-day idle late Aug 07 at zero dayrate; 7-days repairs late Oct 07 at zero dayrate; 30-day repair mid Sep 08 at zero dayrate)
25	GSF High Island IX	250’	MLT 82-SD-C	Nigeria		Contracted	late Jun 07	late Jun 09	low $150s	(14-day inspection early Aug 08 at zero dayrate)
26	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand	Yes	Contracted	mid Oct 07	late Nov 08	at $205	(10-day repair late Mar 08 and 30-days repairs Apr 08 all at zero dayrate)
27	GSF Key Hawaii	300’	Mitsui 300-C	Qatar		Contracted	late Jul 07	late Jul 09	mid $170s	(24-days idle Jul 07 at zero dayrate)
28	GSF Key Manhattan	350’	MLT 116-C	Egypt	Yes	Contracted	early Jul 06	mid Aug 08		(First year in mid $130s; second year in mid $150s); (27-days inspection mid Aug 07 in low $150s; 4-days repairs Aug 07 at zero dayrate; 4-days inspections Aug 08 at zero dayrate; 6 days inspections Aug 08 in low $150s)
29	GSF Key Singapore	350’	MLT 116-C	Egypt	Yes	Contracted	early Jun 06	late May 08		(First year in mid $130s; second year in mid $150s); (60-days repairs and MOB early Sep 08 to late Oct 08 at zero dayrate; (6-days repairs mid Aug 07 in low $150s)
30	GSF Labrador	300’	CFEMT-2005-C	UK North Sea		Contracted	late Mar 07	late Nov 07	mid $170s	Followed by 6-month contract in low $220s; followed by 29-day survey late May 08 at zero dayrate
31	GSF Main Pass I	300’	F&G L780-II	Arabian Gulf	Yes	Contracted	mid Jul 07	late Jul 11	mid $160’s	(12-days repairs Jul 07 at zero dayrate)
32	GSF Main Pass IV	300’	F&G L780-II	Arabian Gulf		Contracted	late Jul 07	late Jul 11	mid $160s	(25-days repairs Jul 07 at zero dayrate)
33	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea	Yes	Committed	late Sep 07	mid Dec 07	at $300	Followed by 6 1/2-month contract at $145; followed by 15-days inspection in mid $110s; followed by 19-days inspection at zero dayrate; followed by 5-month commitment at $300 with ADT Int’l (see Note 3 below)
34	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Mar 07	mid Mar 08	high $70s	Followed by 1-year option in high $70s
35	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	late Mar 09	high $140s
36	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia		Contracted	mid Oct 05	mid Jul 08	at $101	Followed by 7-month priced option at $106; (37-days inspection and repairs early Mar 08 at zero dayrate)
37	GSF Rig 103	250’	MLT 52-C	UAE		Contracted	late Sep 07	late Feb 08	at $170	(4-day MOB to UAE late Aug 07 at zero dayrate; 33-day inspection late Aug 07 to late Sep 07 at zero dayrate)
38	GSF Rig 105	250’	MLT 52-C	Gulf of Suez		Contracted	mid Mar 07	mid Mar 08	low $90s	(11-days repairs late Aug 07 to mid Sep 07 in high $80s; followed by 13-days repairs in Sep 07 zero dayrate)
39	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez	Yes	Contracted	mid Apr 07	early Oct 08	low $110s	(1-day inspection early Nov 07 at zero dayrate; 6-days inspection early Nov 07 at $107; 9-days maintenance mid Oct 08 at zero dayrate)
40	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 07	early Jun 09	mid $140s
41	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia	Yes	Contracted	early Apr 07	early Apr 10	mid $160s	(6-day inspection early Apr 08 at zero dayrate)
42	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia		Contracted	early May 07	mid Nov 07	low $210s	Followed by 4-month contract mid Nov 07 thru mid Mar 08 in mid $180s
43	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	late Oct 07	late Sep 08	mid $110s	(5-days inspection late Oct 07 at zero dayrate; 7-days maintenance early Oct 08 at zero dayrate)
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Angola		Contracted	mid Dec 06	mid Jul 08	low $350s	Followed by 1-year contract in low $350s (7-days inspections early Nov 07 at zero dayrate; 10-day repairs early Sep 08 at zero dayrate)
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	Yes	Upgrades	early Oct 07	mid Nov 07	zero	Followed by 2-month MOB to Brazil in mid $260s; followed by 32 1/2-month contract in low $270s
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea	Yes	Contracted	mid May 07	early Nov 07	mid $360s	Followed by 2-month contract in low $380s with ADT INT’L (See Note 3 below); followed by 3-month contract in mid $360s; followed by 2-month contract in mid $420s; followed by 50-days repair late May 08 to mid Jul 08 at zero dayrate.
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea	Yes	Contracted	late Jan 07	late Feb 08	low $350s	Followed by 3 1/2-month upgrades at zero dayrate
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	early Sep 07	early Sep 10	mid $270s	(1-day repair late Aug 07 at zero dayrate)
6	GSF Celtic Sea	5,750’	F&G L-907	Brazil	Yes	Contracted	mid Aug 07	early Nov 07	high 340’s	Followed by 2-month MOB to GOM in high $340s; followed by 5-month contract in mid $330s; followed by 2-month upgrades at zero dayrate early Jun 08 to late Jul 08; followed by 55-day MOB to Brazil in mid $370s; followed by 2-year contract in mid $450s
7	GSF Development Driller I	7,500’	F&G ExD	Gulf of Mexico	Yes	Contracted	mid Jun 06	mid Jun 08	low $220s	Followed by 4-year contract in low $510s; (current contracted dayrate reflects $10,000 escalation effective mid Jun 07)
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico	Yes	Contracted	mid Nov 05	mid Nov 08	high $190s	(7-days repairs late Nov 07 at zero dayrate)
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 08	mid $140s	(7-days repair late Jul 07 in low $70s; 2-days repairs early Sep 07 at zero dayrate)
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	late Oct 07	late Dec 09	mid $320s	Followed by 4-month contract in low $380s; (81 days repairs from mid Jun 07 to late Aug 07 in low $160s; 27-days repairs from late Aug 07 to late Sep 07 at zero dayrate; 15-days repairs from late Sep 07 to mid Oct 07 in mid $320s; 10-days repairs from mid Oct 07 to late Oct 07 at zero dayrate); (See Note 4 below)
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	Angola	Yes	Contracted	mid Oct 07	mid Jul 08	mid $250s	Followed by 11-month contract at $305; Reduction in dayrate from mid Oct 07 - mid Jul 08 due to Rig 140 riser going to Rig 135 (see Note 4 below); (8-days repairs early Jul 07 at zero dayrate)
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	mid Sep 07	mid Sep 09	low $390s	Followed by 4-year contract in low $510s; (17-day inspection late Jul 07 to early Aug 07 at zero dayrate)
2	GSF Explorer	7,800’	GMDC	Angola		Contracted	mid Jun 07	late Jul 09	mid $420s	Followed by 3-month contract in low $450s; followed by 3-month priced option in low $450s; (13-day repairs mid Jul 07 at zero dayrate; 3-day repair mid Aug 07 at zero dayrate)
3	GSF Jack Ryan	8,000’	GMDC	Nigeria		Contracted	early Jun 07	early Jun 09	high $290s	Followed by 4-year contract in mid $420s; (2-day repair early Mar 08 at zero dayrate)

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Notes 2 and 3 Below
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	high $80s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	mid $90s

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first, second and third quarters of 2007, other miscellaneous contract drilling revenues totaled $30.8 million, $33.3 million and $36.6 million, respectively. For the fourth quarter of 2007, we anticipate that other miscellaneous contract drilling revenues will be approximately $27.7 million, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first, second and third quarters of 2007, contract drilling expense reimbursements totaled $11.2 million, $27.5 million and $16.4 million, respectively. For the fourth quarter of 2007, we anticipate that contract drilling expense reimbursements will be approximately $17.4 million, but such reimbursements could vary due to the type of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: For the period of time the GSF Arctic II, the GSF Galaxy II and the GSF Magellan are contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, and the period of time the GSF Adriatic III and GSF High Island I are contracted to Applied Drilling Technology Inc., the drilling management services division of the Company’s U.S. operating subsidiary, accounting rules require that we eliminate the revenues that relate to those contracts. Consolidated operating income will not be effected by these eliminations.

Note 4: On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. A newly manufactured riser that was to be shipped to GSF Rig 140 to replace GSF Rig 140’s existing riser, was redirected to GSF Rig 135. The contract for GSF Rig 135 in the Congo with the replacement riser commenced October 21, 2007. Since we were obligated to provide a new riser for GSF Rig 140’s current contract, the dayrate for GSF Rig 140 was reduced by $55,000 per day until such time that we are able to replace the riser. The Company believes that the $55,000 dayrate reduction is covered under applicable insurance policies.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

“Factors that could cause or contribute to such differences include, but are not limited to: (a) worldwide demand for oil and gas; (b) the political environment of oil producing regions; (c) operating hazards; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.”

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999